                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 16, 1998



                             ARGOSY GAMING COMPANY
-------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



  DELAWARE                          0-21122                        37-1304247
-------------------------------------------------------------------------------
(STATE OR OTHER          (COMMISSION FILE NUMBER)                 (IRS EMPLOYER
JURISDICTION OF                                                  IDENTIFICATION
INCORPORATION)                                                       NUMBER)



   219 PIASA STREET, ALTON, ILLINOIS                                   62002
-------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)



                                (618) 474-7500
-------------------------------------------------------------------------------
             (REGISTRANT'S TELEPHONE NUMBER,INCLUDING AREA CODE)



                                      N/A
-------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                             ARGOSY GAMING COMPANY




ITEM 5.  OTHER EVENTS

     Incorporated by reference is the press release issued by the Registrant on June 16, 1998, a copy of which is attached hereto and made a part hereof.





ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          The Exhibits listed on the accompanying Exhibit Index are filed as a part of this Report and are incorporated herein by reference.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ARGOSY GAMING COMPANY
                                       a Delaware corporation


Dated: June 16, 1998                   By:   /s/ Dale R. Black
                                          --------------------------

                                       Name: Dale R. Black

                                       Title: Vice President-
                                              Chief Financial Officer

                               INDEX TO EXHIBITS

EXHIBIT
  NO.
-------
 4.17            Form of Securities Purchase Agreement dated May 29, 1998
                 between the Company and the Buyers named therein................   Filed Electronically

 4.18            Form of Certificate of Designations, Preferences, and
                 Rights of Series A Convertible Preferred Stock of
                 Argosy Gaming Company...........................................   Filed Electronically

 4.19            Form of Warrant to Purchase Common Stock........................   Filed Electronically

 4.20            Form of Registration Rights Agreement dated May 29, 1998
                 between the Company and the Buyers named therein................   Filed Electronically

99               Press Release of the Registrant dated June 16, 1998.............   Filed Electronically